                           PROSPECTUS
                           April 24, 1999




                        PC&J PERFORMANCE FUND

                            A No-Load Fund


                         300 Old Post Office
                        120 West Third Street
                          Dayton, Ohio 45402



          Investment Adviser: Parker Carlson & Johnson, Inc.



                         INVESTMENT OBJECTIVE

  The investment objective of PC&J Performance Fund is long-term growth of capital through investment in common stocks.


                          IMPORTANT FEATURES

                    Investment for Capital Growth
              No Sales Commissions or Withdrawal Charges
                       Professional Management
                           Diversification







  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           TABLE OF CONTENTS


                                                               PAGE

  RISK/RETURN SUMMARY OF THE FUND ..............................  3

  FEE TABLE ....................................................  5

  FINANCIAL HIGHLIGHTS .........................................  6

  INVESTMENT ADVISER ...........................................  7

  DISTRIBUTION EXPENSE PLAN ....................................  7

  DESCRIPTION OF SHARES AND TAXES ..............................  7

  HOW TO INVEST IN THE FUND ....................................  8

  HOW TO REDEEM YOUR INVESTMENT ................................  9

  DETERMINATION OF SHARE PRICE ................................. 10

  NEW ACCOUNT APPLICATION ...................................... 11

  RISK/RETURN SUMMARY OF THE FUND

  1. WHAT IS THE INVESTMENT OBJECTIVE OF THE FUND? The Fund seeks long-term growth of capital through investment in common stocks. Current income is of secondary importance.

  2. WHAT IS THE MAIN INVESTMENT STRATEGY OF THE FUND? The portfolio manager maintains a diversified portfolio of common stocks. Each stock is selected on the basis of potential growth in earnings and cash flow that will enable the stock to appreciate in value over time.


  3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? The biggest risk is that the Fund's returns may vary, and you could lose money. If you are considering investing in the Fund, remember that it is designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings.

     Common stocks tend to be more volatile than other investment choices. The stock price of a particular company might decrease in value in response to the company's activities and financial prospects or in response to general market and economic conditions.

     The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value (NAV) will also decrease.

  4. WHO IS THE FUND DESIGNED FOR? The PC&J Performance Fund is designed for long-term investors who seek growth of capital and who can tolerate the greater risks associated with common stock investments.

  The following information illustrates how the Fund's performance has varied over time and provides an indication of the risks of investing in the Fund. The bar chart depicts the change in performance from year-to-year during the period indicated. The tables compare the Fund's average annual returns for the periods indicated to a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

  THE PC&J PERFORMANCE FUND
  A BAR CHART showing Annual Total Returns for the Fund from 1989 through 1998:


                  Performance
                  Fund
  1989            33.4%
  1990            -5.9%
  1991            30.5%
  1992             8.0%
  1993            14.3%
  1994             0.8%
  1995            22.7%
  1996            19.8%
  1997            35.6%
  1998            31.8%

</TABLE


  A bar of proportionate size represents each percentage with the actual total return printed above the bar.


  Best Quarter       31.2% for the quarter ended 12/31/98
  Worst Quarter     -14.6% for the quarter ended 9/30/90



                      Average annual total return
                      for periods ended 12/31/98


                      1 YEAR    5 YEARS   10 YEARS
  The Fund             31.8%     21.5%     18.3%
  S&P 500 Index<F1>    28.6%     24.1%     19.2%

<F1> The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a
     widely recognized, unmanaged index of common stock prices.

   FEE TABLE

  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

  Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)                       0%

  Maximum Sales Load Imposed on Reinvested
  Dividends (as a percentage of offering
  price)                                                    0%

  Deferred Sales Load (as a percentage
  of original purchase price or redemption
  proceeds, as applicable)                                  0%

  Redemption Fees (as a percentage of
  amount redeemed, if applicable)                           0%

  Exchange Fee                                              0%

  ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)

       Management Fees                                     1.00%

       Distribution (12b-1) Fees                              0%

       Other Expenses                                      0.50%
                                                          -------
       Total Fund Operating Expenses                       1.50%
                                                          =======


  The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Actual expenses may be greater or less than those shown.

  EXAMPLE                   1 YEAR   3 YEARS  5 YEARS  10 YEARS
  You would pay the
  following expenses on
  a $10,000 investment,
  assuming (1) 5% annual
  return and (2) redemption
  at the end of each time
  period:                   $154     $485     $850     $1,934

  FINANCIAL HIGHLIGHTS

  The information contained in the table below is for the years ended December 31, 1998, 1997, 1996, 1995, and 1994. Such information has been derived from data contained in financial statements audited by Deloitte & Touche, LLP, independent auditors. Such information should be read in conjunction with the financial statements incorporated by reference in the Fund's Statement of Additional Information. The Fund's Annual Report contains additional performance information and will be made available upon request and without charge.


  --------------------------------------------------------------------------------------
  Selected Data for Each               For The Years Ended December 31,
  Share of Capital
  Stock Outstanding                    1998      1997      1996       1995      1994
  Throughout the Year
                                       -------------------------------------------------


  NET ASSET VALUE-BEGINNING OF YEAR    $27.01    $21.11    $19.18     $17.68    $18.13
                                       -------   -------   -------    -------
  Income from investment operations:
     Net investment income(loss)        (0.11)    (0.03)     0.06       0.03      0.06
     Net realized and unrealized
      gain on securities                 8.69      7.54      3.73       3.99      0.08
                                       -------   -------   -------    -------
  TOTAL FROM INVESTMENT OPERATIONS       8.58      7.51      3.79       4.02      0.14
                                       -------   -------   -------    -------

  Less dividends:
     From net investment income         (0.00)    (0.00)    (0.06)     (0.03)    (0.06)
     From net realized gain
      on investments                    (1.36)    (1.61)    (1.80)     (2.49)    (0.53)
                                       -------   -------   -------    -------
  TOTAL DIVIDENDS                       (1.36)    (1.61)    (1.86)     (2.52)    (0.59)
                                       -------   -------   -------    -------

  NET ASSET VALUE-END OF YEAR          $34.23     27.01    $21.11     $19.18    $17.68
                                       =======   =======   =======    =======

  TOTAL RETURN                          31.77%    35.58%    19.80%     22.74%     0.77%

  RATIOS TO AVERAGE NET ASSETS
     Expenses                            1.50%     1.50%     1.50%      1.50%     1.50%
     Net investment income              (0.38%)   (0.12%)    0.30%      0.13%     0.35%

  Portfolio turnover rate               25.60%    22.44%    64.31%     76.71%    68.56%

  Net assets at end of year(000's)     $48,832   $37,453   $28,638    $23,949   $19,753

  INVESTMENT ADVISER

  The Fund has entered into an Investment Advisory Agreement ("Investment Advisory Agreement") with Parker Carlson & Johnson, Inc., 300 Old Post Office, 120 West Third Street, Dayton, Ohio (the "Adviser") in which the Adviser has agreed to provide the Fund with continuous investment advice, including management of the Fund's portfolio securities. The Adviser was organized in 1982 and has been the only investment adviser of the Fund. The Adviser is also the investment adviser to PC&J Preservation Fund and to various individual, business and pension fund clients and is registered under the Investment Advisers Act of 1940. All officers of the Adviser are members of the Financial Analysts Federation, and James M. Johnson and Kathleen Carlson are Chartered Financial Analysts.

  As compensation for the investment advice, the Fund will pay the Adviser a monthly fee, accrued daily, based on an annual rate of 1% of the daily net asset value of the Fund.

  Performance information for the Fund is contained in the Fund's annual report, which will be made available upon request and without charge.

  The investment objective of the Fund may be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund.

  PORTFOLIO MANAGER

  James M. Johnson is primarily responsible for the day to day management of the Fund's portfolio and has been since the Fund's inception (December 23, 1983). Mr. Johnson has been the Secretary of the Adviser since September 1982 and Secretary and a Trustee of the Fund since its inception.

  OTHER INFORMATION

  Like most mutual funds, the Fund relies on computers in conducting daily business and processing information. There is a concern that on January 1, 2000 some computer programs will be unable to recognize the new year and as a consequence, computer malfunctions will occur. The Fund and its Adviser have taken steps that they believe are reasonably designed to address this potential problem and to obtain satisfactory assurance from other service providers to the Fund that they are also taking steps to address the issue. There can, however, be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund or shareholders. The Year 2000 concern my also adversely impact issuers of obligations held in the Fund's portfolio.

  A particular identifiable risk for any stock in the portfolio is Year 2000 readiness. The portfolio manager carefully researches each potential investment before making an investment decision and, among other things, considers Year 2000 readiness when selecting portfolio holdings. However, there is no guarantee that the information the portfolio manager receives regarding a company's Year 2000 readiness is completely accurate. If a company has not satisfactorily addressed Year 2000 issues, the Fund's performance could suffer.

  TEMPORARY DEFENSIVE STRATEGY

  The Fund may invest all or a portion of its assets for temporary defensive purposes in U.S. Treasury bills or other cash equivalents and in interest bearing checking accounts, including those of the Custodian. Under normal circumstances, such short-term investments are expected to represent only a nominal portion of the Fund's total assets. To the extent that the Fund takes such temporary defensive measures, there can be no assurance that the Fund's investment objective will be obtained.


  DISTRIBUTION EXPENSE PLAN

  The Fund has adopted a plan under rule 12b-1 that permits the Trustees to authorize the Fund to pay distribution expenses for the sale and distribution of its shares. Currently, the Trustees have not authorized the Fund to pay any distribution-related expenses.

  DESCRIPTION OF SHARES AND TAXES

  Ownership records of shares are maintained by the Fund's transfer agent, PC&J Service Corp. (an affiliated company of the Adviser), which confirms purchase and sale of shares and dividend and capital gain distributions. Certificates representing shares will not be issued.

  The Fund will distribute to its shareholders an annual dividend that will consist of the Fund's net income and net realized capital gains. The dividend will be paid only in additional shares and not in cash. For federal income tax purposes, the portion of the dividend that consists of net income and net short-term capital gains is taxable to shareholders as ordinary income. The portion of the dividend that consists of net long-term capital gains is taxable to shareholders at long-term capital gain rates. It is important for shareholders to remember that the tax consequences described in this section apply to dividends even though they are paid in additional shares and not in cash.

  Distributions you receive from the Fund's net long-term capital gains in excess of its net short-term capital losses (also called " net capital gains") are generally taxable to you at the long-term capital gains rate. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. You may also have to pay taxes when you exchange or sell shares if the value of your shares has increased above their cost basis since you bought them. Any loss recognized on the sale of a share held for less than six months is treated as long-term capital loss to the extent of any net capital gain distributions made with respect to such share.

  The Fund will mail a Form 1099 annually to shareholders which will include the total dividend paid, the amount of the dividend subject to federal income taxes as ordinary income and the amount of the dividend subject to long-term capital gain tax rates. Dividend distributions may be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions about federal, state or local taxes they may be required to pay on their dividends.

  Shareholders should direct all inquiries concerning the purchase or sale of shares to the Fund. All other questions should be directed to Service Corp. at 120 W. Third St., Suite 300, Dayton, Ohio 45402 or by telephoning Service Corp. at 888-223-0600.

  HOW TO INVEST IN THE FUND

  You may purchase shares of the Fund on any business day the New York Stock Exchange is open. The minimum initial investment is $1,000 ($2,000 for tax deferred retirement plans). There is no required minimum subsequent investment. The purchase price for shares will be the net asset value per share next determined after the order is received. (See "Determination of Share Price".) There is no sales charge or commission.
  The Fund reserves
  the right to refuse to sell to any person. If a purchaser's check is returned to the Custodian as uncollectible, the purchase order is subject to cancellation and the purchaser will be responsible for any loss incurred by the Fund.

  INITIAL INVESTMENT BY MAIL

  You may purchase shares of the Fund by mail, in at least the minimum amount, by submitting a check payable to the order of "PC&J Performance Fund" and a completed and signed new account application, which accompanies this Prospectus (page 12), to the Custodian at the following address:

            PC&J - Lockbox Account
            Location 0614
            Cincinnati, Ohio 45264-0614

  The Fund confirms with the Custodian, on a daily basis by telephone, that the Custodian has received the properly completed new account application and the accompanying check.

  INITIAL INVESTMENTS BY WIRE

  You may purchase shares of the Fund by wire, in at least the minimum amount, by:

     . first completing and signing the new account application;
     . telephoning (888-223-0600) the information contained in the new account application to the Fund;
     . mailing the completed and signed new account application to the
       Custodian at the address set forth in the preceding paragraph;
     . instructing your bank to wire Federal Funds to the Custodian. (Your bank may charge you a fee for sending such a wire.)

  EFFECTIVE DATE OF PURCHASE

  Your initial purchase of the Fund's shares will be effective on the date that the Fund confirms with the Custodian that the Custodian has received the properly completed new account application and the accompanying check or wire transfer. The Fund's transfer agent, Service Corp., will mail you confirmation of your initial investment.

  SUBSEQUENT INVESTMENTS

  You may purchase additional shares of the Fund by:

     . first providing the Fund, by mail or by telephone, the necessary information concerning the name of your account and account number; . subsequently making the necessary payment, either by check or wire transfer, to the Custodian.

  Your purchase of additional shares of the Fund will be effective on the date that the Fund confirms with the Custodian that the Custodian has received the check or wire transfer. Service Corp. will mail you a confirmation of each subsequent investment.


  HOW TO REDEEM YOUR INVESTMENT

  You may sell shares of the Fund without charge at the net asset value next determined after the Fund receives your properly completed written request for redemption. The Fund will pay you for the shares you sell within 7 days of receiving your redemption request. However, the Fund will pay for redemptions of shares originally purchased by check only after the check has been collected, which normally occurs within fifteen days. The Fund further reserves the right to delay payment for the redemption of shares until the Fund has received the properly completed new account application with respect to such shares.

  You may sell shares of the Fund on each day that the Fund is open for business by sending a written redemption request to the Fund. The written request must be signed by each shareholder, including each joint owner, exactly as the name appears on the Fund's account records. The redemption request must state the number or dollar amount of shares to be redeemed and your account number. For the protection of shareholders, additional documentation may be required from individuals, corporations, partnerships, executors, trustees and other fiduciaries.

  Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund reserves the right to redeem all shares of any account on sixty days' written notice if the net asset value of the account, due to a redemption, is less than $5,000 ($1,000 for tax deferred retirement plans), or such other minimum amount as the Fund may determine from time to time. A shareholder may increase the value of his shares to the minimum amount within the sixty-day period. Each share of the Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Fund. It is anticipated that the redemption provisions of the preceding sentence would be used only to preserve the tax status of the Fund or to close the Fund.

  The Fund may suspend the right of redemption or may delay payment as follows:

     . during any period the New York Stock Exchange is closed other than for customary weekend and holiday closings;
     . when trading on the New York Stock Exchange is restricted, or an emergency exists (as determined by the rules and regulations of the Securities and Exchange Commission) so that disposal of the securities held in the Fund or determination of the net asset value of the Fund is not reasonably practicable;
     . for such other periods as the Securities and Exchange Commission by order may permit for the protection of the Fund's shareholders.

  DETERMINATION OF SHARE PRICE

  On each day that the Fund is open for business, the net asset value of the shares is determined as of 4:00 P.M., Dayton, Ohio time. The Fund is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's portfolio securities that the Fund's net asset value might be materially affected. The net asset value per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including estimated accrued expenses) by the total number of shares then outstanding.

  All portfolio securities are valued on the following basis:

     . securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued;
     . securities traded in the over-the-counter market are valued at either the mean between the bid and ask prices or the last sale price as one or the other may be quoted by the National Association of Securities Dealers Automated Quotations System ("NASDAQ") as of the close of business on the day the securities are being valued;
     . securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board of Trustees of the Fund.

  The share price of the Fund will fluctuate with the value of its portfolio securities.

                          PC&J PERFORMANCE FUND
                         NEW ACCOUNT APPLICATION


  INSTRUCTIONS: Complete Sections 1 through 4 where applicable. Please print or
  type.     This application should be completed, signed and mailed to PC&J
  Lockbox Account, Cincinnati. If payment is by check or other negotiable instrument such check or other negotiable instrument payable to PC&J Performance Fund should accompany the New Account Application. Refer to the Prospectus for more detailed information.

  MAIL TO:  PC&J - Lockbox Account
            Location 0614
            Cincinnati, Ohio 45264-0614
  ----------------------------------------------------------------------------

  1.   REGISTRATION (Complete one section only)

                      ___________________________________     _______________
  INDIVIDUALS         First Name   Initial   Last Name        Social Security
      AND                                                         Number
  JOINT TENANTS
                      _______________________________________________________
                      Joint Owner (A Joint Tenancy with right of survivorship
                       will be presumed, unless otherwise indicated)


                      ___________________________________     _______________
  GIFTS               Custodian's Name (only one)              Minor's state
  TO                                                           of residence
  MINORS
                      ___________________________________     ________________
                      Minor's Name (Only one)                 Minor's Social
                                                               Security Number


                      ___________________________________     _______________
  TRUSTS              Trust or Plan Name                       Tax Identifi-
  AND QUALIFIED                                                cation Number
  RETIREMENT PLANS
                      ___________________________________
                      Name of Trustee(s)


                      ___________________________________     _______________
  ORGANIZATIONS       Name of Organization                    Tax Identifi-
                                                              cation Number

                      Type:  ___Corporation   ___Partnership   ___Association

  2.   MAILING ADDRESS

                      ___________________________________    ________________
                      Street                                 Telephone Number

                      ___________________________________    ________________
                      City                  State            Zip Code

                      ___________________________________
                      Attention (if any)

  -----------------------------------------------------------------------------

  3.   INITIAL INVESTMENT (Complete one only)

       A.   I am mailing $___________ by check or other negotiable instrument
                            Amount

       B.   I have arranged $___________ for wire transfer
                               Amount

  to PC&J Lockbox Account, Cincinnati at the address set forth above for the purchase of shares of PC&J Performance Fund. The minimum initial purchase is $1,000 ($2,000 for tax deferred retirement plans).

  -----------------------------------------------------------------------------


  4.   SIGNATURES

       I have received and reviewed a copy of the Fund's Prospectus dated April
         , 1999 and understand that (a) certificates with respect to shares of the Fund will not be issued, and (b) dividends and capital gain distributions will be made only in additional shares of the Fund and not in cash.



       _____________      __________________________________________________
           Date           Signature (Individual, Custodian, Trustee or Other)

       _____________      __________________________________________________
           Date           Signature of Joint Owner (if any)


  -----------------------------------------------------------------------------

  FOR MORE INFORMATION

  Shareholder inquiries regarding the Fund can be made to:

  PC&J Performance Fund
  120 West Third St.
  Suite 300
  Dayton, Ohio 45402

  Telephone: 888-223-0600


  Several additional sources of information are available to you. The Fund's STATEMENT OF ADDITIONAL INFORMATION (SAI), incorporated by reference into this prospectus, contains detailed information on Fund policies and operation. Shareholder reports contain management's discussion of market conditions, investment strategies and performance results as of the Fund's latest semi-annual or annual fiscal year end.

  Call the Fund at 888-223-0600 to request free copies of the SAI and the Fund's annual and semi-annual reports or to request other information about the Fund.

  You may also obtain information about the Fund (including the SAI and other reports) from the Securities and Exchange Commission on their Internet site at HTTP://WWW.SEC.GOV or at their Public Reference Room in Washington, D.C. Call the SEC at 800-SEC-0330 for room hours and operation. You may also obtain Fund information by sending a written request and duplicating fee to the Public Reference Section of the SEC, Washington, D.C. 20549-6609.

  Investment Company Act # 811-03906

                 STATEMENT OF ADDITIONAL INFORMATION
                            APRIL 24, 1999




                        PC&J PERFORMANCE FUND

                            A No-Load Fund

                         300 Old Post Office
                        120 West Third Street
                          Dayton, Ohio 45402




          Investment Adviser: Parker Carlson & Johnson, Inc.
                           (the "Adviser")






                         INVESTMENT OBJECTIVE

  The investment objective of PC&J Performance Fund (the "Fund") is long-term growth of capital through investment in common stocks. Current income is of secondary importance.






                          IMPORTANT FEATURES

                    Investment for Capital Growth
              No Sales Commissions or Withdrawal Charges
                       Professional Management
                           Diversification

  This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Fund dated April 24, 1999 (the "Prospectus"). This Statement of Additional Information incorporates by reference the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 1998. The Prospectus and Annual Report are available upon request and without charge by calling the Fund at 888-223-0600. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus.

                              TABLE OF CONTENTS

                                                                   PAGE

  INVESTMENT OBJECTIVE AND POLICIES ..............................  1
       Fundamental ...............................................  1
       Non-Fundamental ...........................................  2
       State Restrictions ........................................  3


  ORGANIZATION AND OPERATION OF THE FUND .........................  4
       Principal Holders of Equity Securities ....................  5
       Investment Adviser ........................................  5
       Manager and Transfer Agent ................................  6
       Custodian .................................................  7
       Auditors ..................................................  7


  PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION ................  8


  DESCRIPTION OF SHARES AND TAXES ................................  9


  FINANCIAL STATEMENTS ........................................... 10

INVESTMENT OBJECTIVE AND POLICIES

FUNDAMENTAL

The investment limitations described below have been adopted by the Fund and are fundamental ("Fundamental"), I.E., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

     1. BORROWING MONEY. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2. SENIOR SECURITIES. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder, or interpretations of the Securities and Exchange Commission or its staff and (b) as described in the Prospectus and the Statement of Additional Information.

     3. UNDERWRITING. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. REAL ESTATE. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities, or investing in companies which are engaged in the real estate business or have a significant portion of their assets in real estate (including real estate investment trusts).

     5. COMMODITIES. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. LOANS. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. CONCENTRATION. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Fund as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. It is the current position of the SEC staff that the provisions of this paragraph do not apply to a fund's borrowing policy (paragraph 1 above). As long as the SEC staff maintains that position, the Fund will not apply the provisions to its borrowing policy.

Notwithstanding the concentration limitation in paragraph 7, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Fund, provided that if such merger, consolidation or acquisition results in any concentration prohibited by said paragraph 7, the Fund shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitation imposed by said paragraph 7 above as of the date of consummation.


NON-FUNDAMENTAL

The following limitations have been adopted by the Fund and are Non-Fundamental.

     1. PLEDGING. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     2. MARGIN PURCHASES. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     3. OPTIONS. The Fund will not purchase or sell puts, calls, options or straddles except as described in the Prospectus and the Statement of Additional Information.

     4. SHORT SALES. The Fund will not effect short sales of securities unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

     5. ILLIQUID INVESTMENTS. The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

     6. SECURITIES AFFILIATED WITH TRUSTEES. The Fund will not invest in securities of a company that is affiliated with a Trustee by reason of employment or by representation of the Trustee on the company's Board of Directors.


STATE RESTRICTIONS

To comply with the current blue sky regulations of the State of Ohio, the Fund presently intends to observe the following restrictions, which may be changed by the Board of Trustees without shareholder approval.

Other Information

As a diversified company, at least 75% of the Fund's assets must be invested in the following:

  . securities whereby no single stock exceeds 5% of the value of the total assets of the fund and the Fund does not own greater than 10% of the outstanding voting securities of the particular company;
  .  cash and cash equivalents;
  .  government securities;
  .  securities of other investment companies.

The Fund will not purchase or retain securities of any issuer if the Trustees and officers of the Fund or of the Adviser, who individually own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities. The Fund will not purchase securities issued by other investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than customary broker's commission or except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. The Fund will not borrow (other than by entering into reverse repurchase agreements), pledge, mortgage or hypothecate more than one-third of its total assets. In addition, the Fund will engage in borrowing (other than reverse repurchase agreements) only for emergency or extraordinary purposes and not for leverage. The Fund will not invest more than 15% of its total assets in securities of issuers which, together with any predecessors, have a record of less than three years continuous operation or securities of issuers which are restricted as to disposition. The Fund will not purchase the securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of any issuer to be held by the Fund.


ORGANIZATION AND OPERATION OF THE FUND

The Fund is a diversified, open-end management investment company organized as an Ohio business trust on October 26, 1983. The responsibility for management of the Fund is vested in its Board of Trustees. The Board of Trustees, among other things, is empowered by the Fund's Declaration of Trust to elect officers of the Fund and contract with and provide for the compensation of agents, consultants and other professionals to assist and advise in such management.

The names of the executive officers and Trustees of the Fund are shown in the table below. Each Trustee who is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, is indicated by an asterisk.


                                 POSITION HELD   PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE            WITH FUND       DURING PAST FIVE YEARS
*Leslie O. Parker III <F1>                       President and Since September 1982,
 300 Old Post Office             Trustee         President of Adviser
 120 West Third Street
 Dayton, Ohio 45402
 Age:59

*Kathleen A. Carlson, CFA <F1>                   Treasurer and Since September 1982,
 300 Old Post Office             Trustee         Treasurer of Adviser
 120 West Third Street
 Dayton, Ohio 45402
 Age:43

*James M. Johnson, CFA <F1>                      Secretary and Since September 1982,
 300 Old Post Office             Trustee         Secretary  of Adviser
 120 West Third Street
 Dayton, Ohio 45402
 Age:46

 Donald N. Lorenz                Trustee         Retired since December 1998;
 210 B Mariners Point                            from December 1980 to
 73 Skull Creek Drive                            December 1998, Vice
 Hilton Head Island, S.C. 29926                  President-Finance and
 Age:64                                          Treasurer, Price Brothers
                                                 Company (concrete pipe
                                                 products)

 Thomas H. Rodgers               Trustee         Since July 1986, Vice
 World Headquarters Blvd.                        President-General Counsel
 Troy, Ohio 45373                                and Secretary, Premark
 Age:54                                          International, Inc. Food
                                                Equipment Group

<F1> The Fund's President, Treasurer and Secretary are the President,
     Treasurer and Secretary, respectively, of Adviser and own in the aggregate a controlling interest in Adviser.


Each of the foregoing Trustees also is a Trustee of PC&J Preservation Fund.

As of February 12, 1999, all Trustees and officers of the Fund as a group owned 1.65% of the outstanding shares of the Fund.

The compensation paid to the Trustees of the Fund for the year ended December 31, 1998 is set forth in the following table:

                                          PENSION OR  ESTIMATED   TOTAL
                                          RETIREMENT  ANNUAL      COMPENSA-
                              AGGREGATE   ACCRUED AS  BENEFITS    TION FROM
                              COMPENSA-   PART OF     UPON        FUND
                              TION FROM   FUND        RETIRE-     COMPLEX
      NAME                    FUND        EXPENSES    MENT
Leslie O. Parker, III         $0          $0          $0          $0

Kathleen A. Carlson           $0          $0          $0          $0

James M. Johnson              $0          $0          $0          $0

Donald N. Lorenz              $450        $0          $0          $900

Thomas H. Rodgers             $450        $0          $0          $900

The Fund and PC&J Preservation Fund are the two investment companies in the PC&J Mutual Funds complex. They have identical Boards of Trustees, and Board and committee meetings of both Funds are held at the same time. Although the fees paid to Trustees are expenses of the Funds, Service Corp. makes the actual payment pursuant to its management agreements with the Funds, which obligate Service Corp. to pay all of the operating expenses of the Funds (with limited exceptions). See "Manager and Transfer Agent."

PRINCIPAL HOLDERS OF EQUITY SECURITIES

The following table sets forth each person or group known to the Fund to be the record or beneficial owner of five percent (5%) or more of the Fund's shares as of January 31, 1999:

     NONE.


INVESTMENT ADVISER

For the Fund's fiscal years ended December 31, 1996, 1997, 1998 the Adviser was paid $259,438, $325,779, and $413,642 respectively, under the Investment Advisory Agreement.

The Adviser and Service Corp., as manager, jointly and severally have agreed to reimburse the Fund (up to the amount of the respective fee received by Adviser or Service Corp.) for the aggregate expenses of the Fund during any fiscal year which exceed the limits prescribed by any state in which the shares of the Fund are registered for sale. Currently, the most stringent limitation provides that annual expenses of the Fund, including investment advisory and management fees but excluding interest, taxes, brokerage commissions and extraordinary expenses, shall not exceed two percent of the first ten million dollars of the Fund's average net assets and one and one-half percent of average net assets in excess of ten million dollars. The Fund's expenses have never exceeded the foregoing limitations.

MANAGER AND TRANSFER AGENT

The Fund has entered into a Management and Transfer Agent Agreement ("Management Agreement") with PC&J Service Corp., 300 Old Post Office, 120 West Third Street, Dayton, Ohio ("Service Corp."). Service Corp. has agreed to manage the Fund's business affairs, exclusive of investment advice provided by Adviser, and to serve as its transfer and dividend-disbursing agent. Service Corp. pays all expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses and fees payable under the Investment Advisory Agreement and Management Agreement, all of which are payable by the Fund).

These expenses include, but are not limited to, costs of furnishing documents to shareholders and regulatory agencies, registration and filing fees, legal, auditing, and custodian fees. Service Corp. pays the expenses of shareholders' and Trustees' meetings and any fees paid to Trustees who are not interested persons of the Adviser. Service Corp. was organized in October 1983, and its officers and directors are identical to those of Adviser.

As compensation for the overall management, transfer and dividend disbursing agent services and payment of the foregoing expenses, the Fund will pay Service Corp. a monthly fee, accrued daily, based on an annual rate of .5% of the daily net asset value of the Fund.

For the Fund's fiscal years ended December 31, 1996, 1997, and 1998 Service Corp. was paid $129,719, $162,890, and $206,821 respectively, under the Management Agreement.

Service Corp. has agreed to pay the Fund's organizational costs and to provide and pay the compensation for the Fund's officers and employees, to provide and pay for office space and facilities required for its operation and generally to provide and pay for the general administration and operation of the Fund, including its compliance obligations under state and federal laws and regulations (but excluding interest, taxes, brokerage and extraordinary expenses and fees payable under the Investment Advisory Agreement and Management Agreement, all of which are payable by the Fund).

CUSTODIAN


The Fund has appointed Firstar Bank, formerly Star Bank, N.A., Cincinnati ("Custodian"), 425 Walnut Street, Cincinnati, Ohio 45202, as the Fund's custodian. In such capacity the Custodian will receive all new account applications in connection with initial purchases of the Fund's shares, will receive and credit to the account of the Fund all checks payable to the Fund and all wire transfers to the Fund. The Custodian will hold all portfolio securities and other assets owned by the Fund. Compensation for such services will be paid by Service Corp.

AUDITORS

The Fund has selected the firm of Deloitte & Touche, LLP as the independent auditors for the Fund. The Auditors' principal business address is: 1700 Courthouse Plaza Northeast, Dayton, Ohio 45402.

It is expected that such independent public accountants will audit the annual financial statements of the Fund, assist in the preparation of the Fund's federal and state tax returns and advise the Fund as to accounting matters.


PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

Subject to the policies established by the Board of Trustees of the Fund, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In executing such transactions, the Adviser seeks to obtain the best net results for the Fund taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulties of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Adviser generally seeks reasonably competitive commission rates, for the reasons stated in the prior sentence the Fund will not necessarily be paying the lowest commission or spread available.

The Adviser may consider (a) provision of research, statistical and other information to the Fund or to the Adviser, and (b) the occasional sale by a broker-dealer of Fund shares as factors in the selection of qualified broker-dealers who effect portfolio transactions for the Fund so long as the Adviser's ability to obtain the best net results for portfolio transactions of the Fund is not diminished. Such research services include supplemental research, securities and economic analyses, and statistical services and information with respect to the availability of securities or purchaser or seller of securities. Such research services may also be useful to the Adviser in connection with its services to other clients. Similarly, research services provided by brokers serving such other clients may be useful to the Adviser in connection with its services to the Fund. Although this information and the occasional sale by a broker-dealer of Fund shares is useful to the Fund and the Adviser, it is not possible to place a dollar value on it. It is the opinion of the Board of Trustees and the Adviser that the review and study of this information and the occasional sale by a broker-dealer of Fund shares will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Investment Advisory Agreement. The Fund is not authorized to pay brokerage commissions which are in excess of those which another qualified broker would charge solely by reason of brokerage, research or occasional sales services provided.

For the Fund's fiscal years ended December 31, 1996, 1997, and 1998 the Fund paid $51,025, $29,608, and $50,633 respectively, in brokerage commissions. Of this amount approximately 100% was paid to firms which provided either research, statistical or other information to the Fund or Adviser.

To the extent that the Fund and other clients of the Adviser seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In the event that more than one client purchases or sells the same security on a given date, the purchases and sales will be allocated by the Adviser in a manner that is fair and equitable to all parties involved.



DESCRIPTION OF SHARES AND TAXES

Shareholders have equal voting rights on all matters submitted for shareholder vote. The Declaration of Trust limits the matters requiring a shareholder vote to the election or removal of Trustees, approval of certain contracts of the Fund such as the Investment Advisory Agreement with Adviser, approval of the termination or reorganization of the Fund and certain other matters described in such Declaration.

Shareholders have neither any preemptive rights to subscribe for additional shares nor any cumulative voting rights. In the event of a liquidation, shareholders of the Fund are entitled to receive the excess of the assets of the Fund over the liabilities of the Fund in proportion to the shares of the Fund held by them.

The Fund has qualified and intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its net investment income and any net realized capital gains.


FINANCIAL STATEMENTS

The financial statements and independent auditors' report required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 1998.